NOTICE OF MONTHLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

July 1, 2026

Dear Arca U.S. Treasury Fund Shareholder,

The purpose of this Notice is to announce the monthly repurchase offer for Arca U.S. Treasury Fund (the “Fund”). The Fund will offer to repurchase shares only during each regularly scheduled monthly repurchase offer. The purpose of these monthly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on July 1, 2026, and end on July 15, 2026.

Each shareholder seeking to sell their ArCoin to the Fund must take the following steps:

●	Step 1 – Complete the Application. Log into your account at the Arca internet portal at https://invest.arcalabs.com/ and complete the Repurchase Request online.
●	Step 2 – Secure your ArCoin. Upon submission of the online Repurchase Request, you will receive a QR code to scan into your Ethereum wallet application using a computer with camera access or your mobile device. The code will be used to send your ArCoin from your wallet to a separate locked redemption wallet in your name maintained by the Fund’s transfer agent until the proceeds of the repurchase are sent to you.

All Repurchase Requests must be completed in proper form and received by Arca U.S. Treasury Fund by 4:00 p.m., Eastern Time, Wednesday, July 15, 2026, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

IMPORTANT INFORMATION FOR THIS REPURCHASE PERIOD

Effective September 21, 2021, Securitize LLC is the Fund’s transfer agent and technology provider. As part of the transition to Securitize, all Tokensoft Investor Accounts (“TIA”) have been deactivated and investors using a TIA are required to establish a different wallet. In order to ensure that any “Repurchase Request” is made in “proper form” (as those terms are defined in the Fund’s attached repurchase offer) and processed, shareholders must have a valid wallet address. If you have not obtained a Securitize ID to obtain a new wallet address or provided your existing wallet information to the Fund, please visit the Fund’s web portal at https://invest.arcalabs.com/#/login or email or call the Fund (toll-free) at arcasupport@securitize.io or 888-526-1997.

Sincerely,

Arca U.S. Treasury Fund

REPURCHASE OFFER

1.       The Offer. Arca U.S. Treasury Fund (the “Fund”) is offering to repurchase, for cash, up to six percent (6%) of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2.       Net Asset Value. On June 30, 2026, the NAV was $1.00 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 888-526-1997 and asking for the most recent price or on the Arca Labs website https://arcoin.arcalabs.com/. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Repurchase Requests must be received in “Proper Form”, as defined below, by 4:00 p.m., Eastern Time, July 15, 2026.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on July 15, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.       Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.       Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than six percent (6%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%) in any consecutive three-month period.

If the number of shares requested to be repurchased exceed the number offered for repurchase, the Fund will repurchase tendered shares on a pro rata basis based upon the number of shares tendered by each shareholder. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender and you may have to wait until the next monthly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between monthly repurchase offers.

7.       Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, July 15, 2026. To withdraw your tendered shares please reach out to arcasupport@securitize.io.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances:

▪	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
▪	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;
▪	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV; and
▪	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

9.       Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10.       Proper Repurchase Procedure

Because the Fund’s shares (“ArCoins”) are issued as digital securities authenticated and recorded on Ethereum and are held in each shareholders’ Ethereum wallet, shareholders who wish to sell their ArCoins must transfer them from their wallet to the Fund in order to complete the transaction. A complete “Repurchase Request” will consist of completing the following steps:

▪	Step 1 – Complete the Application. Log into your account at the Arca internet portal at https://invest.arcalabs.com and complete the Repurchase Request online.
▪	Step 2 – Secure your ArCoin. Upon submission of the online Repurchase Request, you will receive a QR code to scan into your Ethereum wallet application using a computer with camera access or your mobile device. The code will be used to send your ArCoin from your wallet to a separate locked redemption wallet in your name maintained by the Fund’s transfer agent until the proceeds of the repurchase are sent to you.

Completion of both steps described above by the Repurchase Request Deadline is necessary for a Repurchase Request to be deemed to be in “Proper Form”. “Proper Form” means that you have completed all the required steps to complete your Repurchase Request. Failure to transmit ArCoin to the Fund for processing by the Repurchase Request Deadline will not be deemed to be an order in Proper Form, even if you completed the online application prior to the deadline. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and in Proper Form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived. Please note that bank account information is now required to render your account valid for repurchase.

Neither the Fund, the Fund’s adviser, the Fund’s transfer agent, the Fund's distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.